Exhibit 99.2

DESKTOP METAL LAUNCHES DESKTOP HEALTH

TO REDEFINE PATIENT-SPECIFIC HEALTHCARE

Additive Healthcare Business to Be Led by Industry Executive

Michael Jafar As President and CEO

●	New healthcare business will leverage Desktop Metal’s comprehensive portfolio of additive manufacturing solutions for current and future applications spanning dentistry, orthodontics, dermatology, orthopedics, cardiology, plastic surgery and printed regenerative tissues and grafts

●	Built on a proprietary technology infrastructure for end-use parts production, including Digital Light Processing (DLP), Continuous Digital Light Manufacturing (cDLM), and high-speed metal binder jetting, Desktop Health’s mission is to create future patient-specific solutions in the medical field

●	Enabled by 3D Bioplotter, the industry’s most widely published translational bioprinting platform[1] and an extensive library of printable advanced materials to create breakthrough healthcare products

MARCH 15, 2021, BOSTON, MA and NEWPORT BEACH, CA -- Desktop Metal, Inc. (NYSE: DM), a leader in mass production and turnkey additive manufacturing solutions, today announced the launch of Desktop HealthTM, a new business line focused on accelerating the growth of additive manufacturing solutions for dental, orthodontic and otolaryngology applications. Furthermore, the combination of new additive manufacturing technologies, including bioprinting, high-speed metal binder jetting, and the use of advanced biocompatible materials across polymers, ceramics and metals, puts Desktop Health in a strong position to develop advanced healthcare applications.

“Today the world manufactures more than $85 billion in medical and dental implants each year2,” said Ric Fulop, CEO and co-founder of Desktop Metal. “We think a large percentage of these parts could be printed and made patient-specific before the end of the decade, making this market a key opportunity for Desktop Metal. We look forward to building a best-in-class team to work with our industry partners to bring patient-specific solutions to the market at-scale.”

To lead this new initiative, Desktop Metal has appointed healthcare executive Michael Mazen Jafar as President and CEO, Desktop Health. Jafar brings nearly 20 years of experience creating and scaling breakthrough healthcare products. Most recently he served as Chief Commercial Officer of Evolus (NASDAQ: EOLS), a performance beauty company, where he oversaw the launch of its flagship product, Jeuveau®. For 16 years, Jafar also led the ophthalmology and medical aesthetics division for Allergan, culminating as VP Marketing, U.S. Medical Aesthetics, and working on several of the company’s marquee brands, including Botox® Cosmetic, JUVEDERM® Collection and CoolSculpting®.

“I am excited to join Desktop Metal at such an important time in medical technology. I want to build on years of the company’s research and development to bring its core technology and advanced materials to many healthcare specialties,” said Jafar. “Desktop Health has a mission to change the way patients experience personalized healthcare, through innovation and science-based solutions.”

Leveraging Breakthrough Technologies Trusted in the Industry

Backed by 20 years of research, more than 1,400 published papers, and 3D Bioplotter and DLP technology, coupled with high-speed metal binder jetting additive manufacturing solutions, Desktop Health plans to leverage proven technology to create patient-specific solutions in the medical field.

“It’s a true privilege to work with leading technology alongside physicians, surgeons and dentists to advance personal care,” said Jafar. “Our technology is widely used for customized in-office digital dentistry, makes customized metal implants possible, and has enabled exploration of applications such as bone regeneration, cartilage regeneration, and soft tissue biofabrication. We look forward to building on our success and ingenuity as we research extensions of our core technology across cardiology, orthopedics, ophthalmology, dermatology and plastic surgery.”

About Desktop Metal

Desktop Metal, Inc., based in Burlington, Massachusetts, is accelerating the transformation of manufacturing with end-to-end 3D printing solutions. Founded in 2015 by leaders in advanced manufacturing, metallurgy, and robotics, the company is addressing the unmet challenges of speed, cost, and quality to make 3D printing an essential tool for engineers and manufacturers around the world. Desktop Metal was selected as one of the world’s 30 most promising Technology Pioneers by the World Economic Forum; named to MIT Technology Review’s list of 50 Smartest Companies; and recognized among the most important innovations in engineering in Popular Science’s “Best of What’s New.”

For more information, visit www.desktopmetal.com.

About Desktop Health

Desktop Health, based in Newport Beach, California, is leveraging additive manufacturing and advanced materials to personalize patient care. Desktop Health is vertically integrated to develop, manufacture and commercialize applications across a range of healthcare specialties. The company is rapidly focused on leveraging its bio printing capabilities across several key specialties.

For more information on Desktop Health, visit www.desktophealth.com.

FORWARD LOOKING STATEMENTS

This press release relates to a newly-launched business line, called Desktop Health, and contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to Desktop Health’s potential and future performance, including its strategic focus, development of new healthcare applications, adoption or success of new technologies and applications, and anticipated results. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including, but not limited to: (i) the ongoing COVID-19 pandemic and measures taken by Desktop Metal, its customers and suppliers, and governmental authorities in response thereto; (ii) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors, including downturns in the highly competitive additive manufacturing industry; (iii) the ability to implement business plans, forecasts, and other expectations and identify and realize additional opportunities; (iv) the regulatory requirements that will apply to Desktop Health’s technology, products, materials and applications, including by the U.S. Food and Drug Administration and comparable agencies in other countries; (v) risks associated with products manufactured by Desktop Health, including product liability or warranty claims; and (vi) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward Looking Statements”” in the Annual Report on Form 10-K filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on March 15, 2021, and the Company’s other filings with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. The forward-looking statements included in this press release speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Desktop Metal assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Desktop Metal does not give any assurance that it will achieve its expectations.

(1)  Based on Google Scholar citations from 2010 through 2020.

(2)  Allied Market Research, Medical Implant Market By Product Type: Global Opportunity Analysis and Industry Forecast, 2020 – 2027.

Press Contact

Lynda McKinney, 978-224-1282

Lyndamckinney@desktopmetal.com

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